UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2012

VERSANT INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54050	27-2553082
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

19200 Von Karman, 6th Floor, Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 281-6438
Registrant’s Fax Number, Including Area Code: (949) 281-3801

(Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 1, 2012, Versant International, Inc. issued a press release announcing its acquisition of Strategic Management Consulting, LLC, a management consulting firm (“SMC”), pursuant to which SMC became a wholly-owned subsidiary of the Company. Versant International completed the acquisition through the cash purchase of all of the outstanding membership interests of SMC. A copy of the press release is filed as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

The press release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; unforeseen challenges with respect to product development and the timing thereof; integration efforts relating to our acquisition activities; uncertainties regarding financing efforts; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated October 1, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT INTERNATIONAL, INC.

Date: October 5, 2012	By:	/s/ Glen W. Carnes
Name: Glen W. Carnes Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 1, 2012